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EXHIBIT 10.25.1

Amendment to Agreement (to Provide Materials and Services)

        This Amendment to Agreement ("Agreement") will serve to amend the Agreement dated February 6, 2001 entered between Union Carbide Corporation ("UCC") and Dow Hydrocarbons and Resources Inc. ("DHRI"). Under that Agreement ("the Agreement"), DHRI agreed to provide UCC with feedstocks, monomers, fuels and logistics services. UCC and DHRI now desire to modify the Agreement as follows:

1.
Section 2. PRODUCTS AND SERVICES TO BE PROVIDED BY DHRI TO UCC is amended as follows:

1)
Paragraph "e)" is amended as follows:
After "electricity" add ", steam and any other utilities".

2)
Paragraph "f)" is amended as follows:
In the first and second lines of the Paragraph, delete "plant, storage, docks, pipeline and related infrastructure".

2.
Section 3. QUANTITIES OF PRODUCTS TO BE MANAGED OR PROVIDED BY DHRI TO UCC is amended as follows:

1)
Paragraph "e)" is amended as follows:
At the end of the sentence add ", steam and any other utilities."

3.
Section 4. PRICING is amended as follows:

1)
Paragraph "b)" is amended as follows:

    At the end of Paragraph "b)" add "However, this Paragraph is subject to Paragraph "i)" of this Section 4."

  2)
  Paragraph "c)" is amended as follows:

    Delete "DHRI purchase" and replace with "Purchase".

  3)
  Paragraph "g)" is amended as follows:

    In the first line, replace "Paragraph 4 a), b), e) and f)" with "Paragraph 4 a), b), e), f) and i)".

  4)
  New Paragraph "i)" is added as follows:

    "i) Small Sites—For small sites, DHRI will arrange the acquisition or sale of fuels (including natural gas), electricity, steam and any other utilities for a fee of $2,000 per site per year. Otherwise, DHRI will arrange the acquisition or sale of electricity, steam and any other utilities for $.001/kwh for electricity and an annual fee of $100,000 for steam and utilities plus UCC will reimburse any acquisition costs that DHRI may incur."

4.
Section 7. DELIVERY POINTS is amended as follows:

1)
Delete the "." at the end of the Paragraph and add the following:

    "; (f) For electricity as set forth in the applicable transaction documents or otherwise determined by the parties."

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5.
All other terms and conditions remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective January 1, 2002.

UNION CARBIDE CORPORATION
By:
Title:
DHRI: DOW HYDROCARBONS AND RESOURCES INC.
By:
Title:

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  EXHIBIT 10.25.1